SUPPLEMENT TO THE PROSPECTUS
                                       OF
                 EVERGREEN CAPITAL PRESERVATION AND INCOME FUND
                                  (the "Fund")


The Prospectus of the Fund is hereby supplemented as follows:


Investment Objectives and Policies


     The Fund may invest in fixed-rate and adjustable-rate collateralized mortgage obligations ("CMOs"), including CMOs with rates that move inversely to market rates. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). The Fund may invest in CMOs that are either issued by and guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, or are issued by private issuers. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.


Dated February 13, 1998